UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2022

XYLEM INC.
(Exact name of registrant as specified in its charter)

Indiana	001-35229	45-2080495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 International Drive		10573
Rye Brook,	New York
(Address of principal executive offices)		(Zip Code)
(914) 323-5700
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Common Stock, par value $0.01 per share	XYL	New York Stock Exchange
2.250% Senior Notes due 2023	XYL23	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.¨

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 12, 2022, Xylem Inc. (the "Company") held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”). There were 154,515,654 shares of the Company’s common stock represented at the Annual Meeting in person or by proxy, constituting 85.79% of the Company’s outstanding common stock on March 14, 2022, the record date. The final voting results for each item voted on at the Annual Meeting are set forth below:

1	Proposal One: Election of Ten Directors. The following nominees were elected to serve as directors of the Company for a one-year term:

NOMINEE	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Jeanne Beliveau-Dunn	143,550,643	2,134,349	123,061	8,707,601
Patrick K. Decker	143,731,829	1,783,930	292,294	8,707,601
Robert F. Friel	138,517,903	6,966,575	323,575	8,707,601
Victoria D. Harker	120,484,613	25,021,495	301,945	8,707,601
Steven R. Loranger	140,154,203	5,565,868	87,982	8,707,601
Mark D. Morelli	144,325,633	1,355,680	126,740	8,707,601
Jerome A. Peribere	142,148,438	3,557,219	102,396	8,707,601
Markos I. Tambakeras	131,144,445	14,350,320	313,288	8,707,601
Lila Tretikov	127,015,941	18,487,200	304,912	8,707,601
Uday Yadav	139,450,081	6,039,812	318,160	8,707,601

2
Proposal Two: Ratification of Appointment of the Independent Registered Public Accounting Firm. Shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2022:

FOR	AGAINST	ABSTENTIONS
151,362,609	2,569,332	583,713

3
Proposal Three: Advisory Vote on Named Executive Compensation. Shareholders approved a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers as described in the Company’s 2022 proxy statement.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
127,248,885	18,173,694	385,474	8,707,601

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYLEM INC.
Date: May 17, 2022	By:	/s/ Kelly C. O'Shea
Kelly C. O'Shea
VP, Chief Corporate Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

104.0	The cover page from Xylem Inc.'s Form 8-K, formatted in Inline XBRL (included as Exhibit 101).